REINSURANCE COVER NOTE
                                                 Agreement No. BN970028/71/72/73


                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:             HOME STATE INSURANCE GROUP
---------
                       HOME STATE INSURANCE COMPANY
                       Red Bank, New Jersey
                       QUAKER CITY INSURANCE COMPANY
                       Trevose, Pennsylvania
                       NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                       Binghamton, New York
                       HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
                       Binghamton, New York PINNACLE INSURANCE COMPANY
                       Carrollton, Georgia WESTBROOK INSURANCE COMPANY
                       Wallingford, Connecticut (hereinafter referred to as the "Company"

TYPE:                  MEDICAL AND REHABILITATION EXPENSES
----                   EXCESS OF LOSS REINSURANCE AGREEMENT

PERIOD:                Continuous Agreement covering losses occurring from
------                 January 1, 1997, Eastern Standard Time, subject to
                       cancellation at any January 1 anniversary thereafter by either party giving ninety (90) days' prior written notice. In the event of cancellation, the Reinsurer shall run off coverage of the in-force business to natural expiration.

CLASS:                 All in-force, new and renewal business written by the
-----                  Company, classified as Personal Injury Protection
                      (PIP) under No-Fault Insurance Laws in all states, Canada and Mexico. Exhibit A, attached to and forming part of this Agreement, provides coverage for Pennsylvania Extraordinary Medical Benefits on Private Passenger Automobile. Exhibits B, C and D, attached to and forming part of this Agreement, provides coverage on Commercial Automobile Charter, Line and School Bus Transportation vehicles and all other Commercial Automobile and Private Passenger vehicles in all states, Canada and Mexico.

EXCLUSIONS:           As respects Commercial Automobile and Private Passenger
----------            Automobile,  this Agreement shall not apply to "bodily
                      injury":

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                                                          REINSURANCE COVER NOTE
                                                 Agreement No. BN970028/71/72/73


                      1.  Sustained by any person while intentionally causing or attempting  to cause "bodily injury" to:
EXCLUSIONS
(Continued):              a.   himself;
-----------               b.   herself; or
                          c.   any other person;
                          nor will the Company pay Accidental Death Benefits on behalf of that person.
                      2.  Sustained by any person while committing a felony.
                      3.  Sustained by any person while seeking to elude lawful
                          apprehension or arrest by a law enforcement official.
                      4.  Caused by or as a consequence of:
                          a.   discharge of a nuclear weapon (even if
                               accidental);
                          b.   war (declared or undeclared);
                          c.   civil war;
                          d.   insurrection; or
                          e.   rebellion or revolution.
                      5.  From or as a consequence of the following whether
                          controlled or uncontrolled or however caused:
                          a.   nuclear reaction;
                          b.   radiation; or
                          c.   radioactive contamination.
                      6.  Extra Contractual Obligations and Loss in Excess of
                               Policy Limits.
                      7.  Insolvency funds.

                      As respects Private Passenger Automobile, this Agreement shall not apply to "bodily injury":

                      8. Sustained by any person while maintaining or using a "motor vehicle" knowingly converted by that person. However, this exclusion (8) does not apply to:
                          a.   insured; or
                          b.   any insured's "family member".
                      9. Sustained by any person, who, at the time of the accident:
                          a. is the owner of one or more registered "motor vehicles" and none of those "motor vehicles" have in effect the financial responsibility required by the Act; or
                          b. is "occupying" a "motor vehicle" owned by that person for which the financial responsibility required by the Act is not in effect.

                     10. Sustained by any person maintaining or using a "motor vehicle" while located for use as a residence or premises.


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                                                          REINSURANCE COVER NOTE
                                                 Agreement No. BN970028/71/72/73


                     11. Sustained by any person injured as a result of conduct within the course of the business of repairing, servicing or otherwise maintaining "motor vehicles". This exclusion (11) does not apply if the conduct is off the business premises.

                     12.  Sustained by any person while "occupying":
EXCLUSIONS
(Continued):                   a.   a recreational vehicle designed for use off
-----------                         public roads; or
                               b.   a motorcycle, moped, or similar-type
                                    vehicle.

                     13. Sustained by any person as a direct result of loading or unloading any "motor vehicle."

                          As respects Private Passenger Automobile in Exhibit A only, this Agreement shall not apply to "bodily injury":

                     14. Sustained by a pedestrian if the accident occurs outside of Pennsylvania. This exclusion (14) does not apply to:

                          a.  insured; or
                          b.  any insured's "family member."

TERRITORIAL
SCOPE:               Losses wheresoever arising as per the Company's original
-----                policies.
LIMIT AND
RETENTION:           See Exhibits A, B, C and D.
---------

PREMIUM:             See Exhibits A, B, C and D.
-------

GENERAL
CONDITIONS           Commutation Clause - five (5) years after the end of each
----------           Agreement year this Agreement is in force, the Company

                     shall advise the Reinsurer of any outstanding claims and/or occurrences during that Agreement year which have not been finally settled and which may cause a claim under this Agreement.

                     The Company or the Reinsurer may then, or at any time thereafter, request that their Liability of such unsettled claims be commuted. Upon such request, the Reinsurer and the Company shall review all claims and shall attempt to reach a settlement by mutual agreement. If the Reinsurer and the Company cannot reach a settlement by mutual agreement, then the Reinsurer and the Company shall mutually appoint an independent actuary (FSA/FCA or ASA/ACAS) who shall investigate, determine and capitalize the present value of any such unsettled claims. In the event the Reinsurer and the Company cannot reach an

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                                                          REINSURANCE COVER NOTE
                                                 Agreement No. BN970028/71/72/73


                     agreement on an independent actuary, each party shall appoint an actuary within thirty (30) days after receipt of the written request for commutation. The requesting party may appoint a second actuary if the responding party fails to appoint an actuary within thirty (30) days after being requested to do so. The two (2) appointed

GENERAL
CONDITIONS
(Continued):         actuaries will then appoint a third actuary. If the third
-----------          actuary does not respond within thirty (30) days of their
                     appointment, each of the two (2) appointed GENERAL
                     CONDITIONS (Continued): actuaries shall name three (3) individuals, of whom the other shall decline two (2), and the decision shall be made by drawing lots. All actuaries selected by drawing lots shall be disinterested in the outcome of the commutation.

                     Any payment by the Reinsurer under this clause shall constitute a complete release of the Reinsurer for their Liability as respects all claims. The cost of any independent actuary shall be shared on an equal basis by the Reinsurer and the Company. This clause shall survive the expiration or cancellation of this Agreement.

CLAUSES:             Parties to the Agreement.
-------              Net Retained Lines.
                     Ultimate Net Loss - Loss Adjustment Expenses included in
                       the limit of the Agreement.
                     Subrogation.
                     Salvage and Recoveries.
                     Definition of Loss Occurrence.
                     Loss Notice and Settlements.
                     Funding of Reserves.
                     Currency.
                     Taxes.
                     Access to Records.
                     Errors and Omissions not to override Loss Notice and
                        Settlements, and not to apply to Exclusions.
                     Original Conditions.
                     Insolvency.
                     Arbitration.
                     Federal Excise Tax.
                     Service of Suit - NMA 1998 - Mendes & Mount (where
                       applicable).
                     Minet Re North America, Inc. Intermediary.

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                                                          REINSURANCE COVER NOTE
                                                 Agreement No. BN970028/71/72/73


WORDING:             As per expiring Reinsurance Agreement as far as applicable
-------              and as noted herein, which complies with the requirements
                     of the State of New York Insurance Department.


We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

                                               For and on behalf of:
                                               MINET RE NORTH AMERICA, INC.

                                               -------------------------
                                                     Vice President

HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY


------------------------------
     Authorized Signature

------------------------------
             Date



Please examine this document carefully and advise us immediately if any of the details or the security used are not in accordance with your order or requirements.


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


                                                          REINSURANCE COVER NOTE
                                                 Agreement No. BN970028/71/72/73


                                    EXHIBIT A

                PENNSYLVANIA MEDICAL AND REHABILITATION EXPENSES
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970028)

LIMIT AND
RETENTION:           $1,000,000 ultimate net loss each and every person in
---------            excess of $100,000 ultimate net loss each and every person.
                     Subject to a lifetime aggregate reinsured limit of $1,000,000 per person and a $50,000 limit per person, per year, after the first eighteen (18) months of eligibility.

                     Coverage shall apply only if the incurred casualty medical expenses of an individual exceeds $100,000 during the first five (5) years of eligibility.

DEPOSIT
PREMIUM:             $20,000 adjusted annually at ISO rate per vehicle. Deposit
-------              payable in four equal quarterly installments of $5,000 on
                     January 1, April 1, July 1 and October 1, 1997.

MINIMUM
PREMIUM:             $20,000 annually.
-------

Reinsurer Effective January 1, 1997:
-----------------------------------


                                                                     %              FEIN           NAIC
                                                                     -              ----           ----
      Federal Insurance Company
        Indianapolis, Indiana                                       100%         13-1963496        20281
                                                                    ----
      Through Duncanson & Holt, Inc.

                                       Placement Total:             100%


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


                                                          REINSURANCE COVER NOTE
                                                 Agreement No. BN970028/71/72/73


                                    EXHIBIT B
                                    ---------

                 PER PERSON MEDICAL AND REHABILITATION EXPENSES
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970071)

LIMIT AND
RETENTION:           $2,250,000 ultimate net loss each and every person, each
---------            and every loss occurrence,  in excess of $250,000 ultimate net loss each and every person, each and every loss occurrence.

RATE:                5.75% of subject matter net written premium. 1997 estimated
----                 premium for Bus PIP is $850,000.

DEPOSIT
PREMIUM:             $40,000 payable in four equal quarterly installments of
-------              $10,000 on January 1, April 1, July 1 and October 1, 1997,
                     subject to adjustment at December 31, 1997.

MINIMUM
PREMIUM:             $40,000 annually.
-------

Reinsurer Effective January 1, 1997:
------------------------------------

                                                                  %             FEIN            NAIC
                                                                  -             ----            ----
           Federal Insurance Company
             Indianapolis, Indiana                               100%         13-1963496        20281
                                                                 ----
           Through Duncanson & Holt, Inc.

                                            Placement Total:     100%


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                                                          REINSURANCE COVER NOTE
                                                 Agreement No. BN970028/71/72/73


                                    EXHIBIT C

            FIRST PER OCCURRENCE MEDICAL AND REHABILITATION EXPENSES
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970072)

LIMIT AND
RETENTION:           $2,250,000 each and every loss occurrence in excess of
---------            $250,000 each and every loss occurrence.

                     Maximum any one person $250,000. Two-person warranty.

RATE:                4.50% of subject matter net written premium. 1997 estimated
----                 premium for Bus PIP is $850,000.


DEPOSIT
PREMIUM:             $31,000 payable in four equal quarterly installments of
-------              $7,750 on January 1, April 1, July 1 and October 1, 1997,
                     subject to adjustment at December 31, 1997.

MINIMUM
PREMIUM:             $31,000 annually.
-------

Reinsurer Effective January 1, 1997:
------------------------------------

                                                                  %              FEIN             NAIC
                                                                  -              ----             ----
           Federal Insurance Company
             Indianapolis, Indiana                               100%         13-1963496          20281
                                                                 ----
           Through Duncanson & Holt, Inc.

                                            Placement Total:     100%

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                                                          REINSURANCE COVER NOTE
                                                 Agreement No. BN970028/71/72/73


                                    EXHIBIT D
                                    ---------

            SECOND PER OCCURRENCE MEDICAL AND REHABILITATION EXPENSES
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970073)

LIMIT AND
RETENTION:           $8,750,000 each and every loss occurrence in excess of
---------            $2,500,000 each and every loss occurrence.

                     Maximum any one person $250,000. Three-person warranty.

RATE:                2.50% of subject matter net written premium. 1997 estimated
----                 premium for Bus PIP is $850,000.

DEPOSIT
PREMIUM:             $17,000 payable in four equal quarterly installments of
-------              $4,250 on January 1, April 1, July 1 and October 1, 1997,
                     subject to adjustment at December 31, 1997.

MINIMUM
PREMIUM:             $17,000 annually.
-------

Reinsurer Effective January 1, 1997:
------------------------------------

                                                              %            FEIN             NAIC
                                                              -            ----             ----
      Federal Insurance Company
        Indianapolis, Indiana                               100%         13-1963496         20281
                                                            ----
      Through Duncanson & Holt, Inc.

                                       Placement Total:     100%


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